                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 19
Statement of Operations.......................... 20
Statement of Changes in Net Assets............... 21
Financial Highlights............................. 22
Notes to Financial Statements.................... 24
Report of Independent Accountants................ 29
Dividend Reinvestment Plan....................... 30

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

November 19, 1999

Dear Shareholder:
    As we approach the end of the century--and the millennium--it seems appropriate to take a look back at the progress we've made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen this century is the increasing importance of investing for many Americans.
    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.
    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Those that have stood the test of time include:
    - Investing for the long-term
    - Basing investment decisions on sound research
    - Building a diversified portfolio
    - Believing in the value of professional investment advice
    While no one can predict the future, at Van Kampen, we believe that these ideas will remain important tenets for investors well into the next century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we enter the new millennium.

Sincerely,


[SIG.]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.


Source: Investment Company Institute

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree over the past year, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail activity, which pushed the personal savings rate to a record low as spending rates outpaced income growth. Although the U.S. economy experienced a slowdown during the second quarter of 1999, growth rebounded toward the end of the reporting period.

EMPLOYMENT SITUATION

    The strong job market helped support the strength of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains. However, these pressures ultimately pushed the cost of labor higher in the second quarter, as the employment cost index recorded its biggest gain in eight years before returning to a more moderate level in the third quarter.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report. The Federal Reserve Board remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed its three interest rate cuts from the fall of 1998, raising rates in June, August, and November 1999 to keep the economy from overheating.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Third Quarter 1999
                                  [BAR GRAPH]

                                                                         %
                                                                        ---
97Q3                                                                    4.0
97Q4                                                                    3.1
98Q1                                                                    6.7
98Q2                                                                    2.1
98Q3                                                                    3.8
98Q4                                                                    5.9
99Q1                                                                    3.7
99Q2                                                                    1.9
99Q3                                                                    5.5

Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1999

                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
                           (NYSE TICKER SYMBOL--VOT)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)............   (12.84%)
One-year total return based on NAV(2).....................    (7.06%)

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................     6.75%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................    10.55%

 SHARE VALUATIONS

Net asset value...........................................  $  13.28
Closing common stock price................................  $11.5625
One-year high common stock price (11/30/98)...............  $14.7500
One-year low common stock price (10/26/99)................  $11.0625
Preferred share (Series A) rate(5)........................     3.60%
Preferred share (Series B) rate(5)........................     3.50%
Preferred share (Series C) rate(5)........................     3.20%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

We recently spoke with representatives of the adviser of the Van Kampen Municipal Opportunity Trust II about the key events and economic forces that shaped the markets during the past year. Timothy D. Haney, portfolio manager, has managed the Trust since 1995 and worked in the investment industry since 1988. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the 12 months ended October 31, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A Bonds of all types experienced price declines during the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve Board's two interest-rate increases during the summer, the bond market declined as the nation's strong economic growth continued to spark inflation fears, leading to concern about future rate hikes. Because of low institutional demand for municipal bonds during the period, these conditions affected municipals more than their taxable counterparts--corporate and Treasury bonds. The yields of newly issued 30-year AAA municipal bonds rose more than a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently. The bonds in the Trust's portfolio were not spared by this market movement and suffered price declines along with the rest of the municipal market.
    The interest-rate increases also suppressed municipal bond supply, bringing overall nationwide issuance down more than 20 percent in the first ten months of the year compared with 1998. Supply was down in almost every sector, with electric-utility and health-care bonds experiencing the most significant drops. Although new issuance kept pace with last year's active market, the amount of bonds issued through refinancing was down more than 50 percent for the year through October. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace.

   Q  DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

   A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market, even though prices suffered. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST IN THESE CONDITIONS?

   A We took advantage of the general market price declines to enhance the current income potential and tax management of the Trust. We sold some of our holdings at a capital loss to offset some of the gains we had earned early in 1999. This allowed us to avoid the need to distribute taxable capital gains to shareholders this year. We replaced these bonds with longer-maturity, higher-yielding issues, which protected the Trust's income stream. The new bonds also had better protection against bond calls.
    As a consequence of this strategy, there was an increase in the portfolio's duration, or sensitivity to interest-rate changes. We feel that this will benefit the Trust in a declining interest-rate environment by allowing it to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Trust's total return as interest rates climbed.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

   A We continually looked for the bonds that we felt represented the best values compared with the other offerings in the marketplace. In general, the most attractive bonds were the ones that, going forward, we felt would be in greatest demand by retail investors. That often involved selling the holdings that provided the most in-demand coupon rate by individual investors (which varied as interest rates increased) and replacing them with other issues that appeared to be undervalued. For example, we sought bonds issued in states where heavy supply had temporarily suppressed prices. During the last year, we found attractive issues that met this criteria in states like New York, Colorado, and Michigan. When we correctly anticipated an increase in demand, this strategy contributed to the Trust's total return. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A Total return performance was disappointing because of the general downturn in bond prices and the Trust's increased duration. In addition, the Trust's leverage component hurt its performance during the period.
Although leverage helps the Trust provide higher income levels to common shareholders, it made the portfolio more sensitive to the interest-rate increases during the reporting period. For the one-year period ended October 31, 1999, the Trust returned -12.84 percent(1) based on market price. This reflects a decrease in market price from $14.0625 per share on October 31, 1998, to $11.5625 per share on October 31, 1999.
    On the positive side, the dividend remained unchanged during the past 12 months. The monthly federally tax-exempt dividend of $0.065 per share translates to a distribution rate of 6.75 percent(3) based on the Trust's closing market price on October 31, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a taxable yield of 10.55 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A In the coming months, we will probably see a slowing economy, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation fears at the forefront, although increasing productivity should be able to offset higher wage costs for employers.
    Preparations for the turn of the millennium may also limit new issuance and general market activity at the end of the year. Many municipal issuers are planning to postpone issuing bonds until they feel certain that any potential computer problems have been avoided, but we believe that market activity should pick up early in 2000. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Trust from bond calls as much as possible. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.

[SIG.]
Timothy D. Haney

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It is redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
 TOP FIVE PORTFOLIO INDUSTRIES*
[GRAPH]

                                                                      OCTOBER 31, 1999                   OCTOBER 31, 1998
                                                                      ----------------                   ----------------
Health Care                                                                16.90                              19.70
Retail Elec/Gas/Teleph                                                     11.60                              12.40
Single-Family Housing                                                      10.40                              10.90
General Purpose                                                            10.20                              10.30
Industrial Revenue                                                          9.90                               9.90

* As a percentage of long-term investments
 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
JUNE 1993 THROUGH OCTOBER 1999
[GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Jun 1993                                                                   14.95                              14.95
                                                                           14.96                              14.96
                                                                           14.75                              15.30
                                                                           14.75                              15.69
Oct 1993                                                                   15.00                              15.58
                                                                           14.25                              15.00
                                                                           14.00                              15.48
                                                                           14.38                              15.72
                                                                           13.38                              14.81
                                                                           12.25                              13.21
                                                                           12.13                              13.22
                                                                           12.63                              13.35
                                                                           12.50                              13.09
                                                                           12.13                              13.36
                                                                           12.00                              13.31
                                                                           11.13                              12.78
Oct 1994                                                                   10.50                              12.20
                                                                           10.75                              11.59
                                                                           10.25                              12.06
                                                                           11.25                              12.62
                                                                           12.00                              13.23
                                                                           11.75                              13.32
                                                                           11.75                              13.12
                                                                           11.50                              13.64
                                                                           11.13                              13.13
                                                                           11.00                              13.22
                                                                           11.13                              13.37
                                                                           11.25                              13.39
Oct 1995                                                                   11.38                              13.72
                                                                           11.63                              14.11
                                                                           11.50                              14.30
                                                                           11.88                              14.31
                                                                           11.88                              14.04
                                                                           11.50                              13.57
                                                                           11.25                              13.36
                                                                           11.13                              13.30
                                                                           11.13                              13.43
                                                                           11.25                              13.56
                                                                           11.63                              13.48
                                                                           11.63                              13.75
Oct 1996                                                                   11.63                              13.88
                                                                           11.75                              14.20
                                                                           11.50                              14.00
                                                                           11.63                              13.87
                                                                           12.00                              13.98
                                                                           11.75                              13.63
                                                                           11.63                              13.70
                                                                           12.00                              13.92
                                                                           12.25                              14.06
                                                                           13.00                              14.64
                                                                           12.88                              14.29
                                                                           12.88                              14.47
Oct 1997                                                                   12.69                              14.51
                                                                           12.94                              14.54
                                                                           13.50                              14.80
                                                                           14.00                              14.92
                                                                           14.38                              14.85
                                                                           13.50                              14.78
                                                                           13.75                              14.56
                                                                           13.82                              14.83
                                                                           13.63                              14.82
                                                                           13.63                              14.77
                                                                           13.69                              15.03
                                                                           13.94                              15.21
Oct 1998                                                                   14.06                              15.08
                                                                           14.63                              15.07
                                                                           14.50                              15.03
                                                                           14.00                              15.17
                                                                           13.94                              14.96
                                                                           14.13                              14.88
                                                                           13.56                              14.85
                                                                           13.19                              14.60
                                                                           12.94                              14.17
                                                                           13.06                              14.15
                                                                           12.69                              13.81
                                                                           11.94                              13.65
Oct 1999                                                                   11.56                              13.28

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF OCTOBER 31, 1999
[PIE CHART]

                                     AAA/AAA              AA/AA                A/A               BBB/BAA               B/B
                                     -------              -----                ---               -------               ---
As of October 31, 1999                64.0                12.9                12.3                10.5                 0.3

AS OF OCTOBER 31, 1998
[PIE CHART]

                                     AAA/AAA              AA/AA                A/A               BBB/BAA               B/B
                                     -------              -----                ---               -------               ---
As of October 31, 1998                60.0                14.6                11.9                12.6                 0.9

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

DIVIDEND HISTORY

FOR THE PERIOD ENDED OCTOBER 31, 1999
[BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
Nov 1998                                                                        0.0650
Dec 1998                                                                        0.0650
Jan 1999                                                                        0.0650
Feb 1999                                                                        0.0650
Mar 1999                                                                        0.0650
Apr 1999                                                                        0.0650
May 1999                                                                        0.0650
Jun 1999                                                                        0.0650
Jul 1999                                                                        0.0650
Aug 1999                                                                        0.0650
Sep 1999                                                                        0.0650
Oct 1999                                                                        0.0650

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         MUNICIPAL BONDS  100.1%
         ALABAMA  1.3%
$1,000   Alabama Bldg Renovation Fin Auth Rev
         Rfdg (AMBAC Insd).....................  5.625%      09/01/24    $    948,720
 2,000   Lauderdale Cnty & Florence, AL
         Hlthcare Auth Rev Coffee Hlth Group
         Ser A (MBIA Insd).....................  5.250       07/01/19       1,794,980
 1,000   Valley, AL Spl Care Fac Fin Auth Rev
         Lanier Mem Hosp Ser A.................  5.600       11/01/16         885,180
                                                                         ------------
                                                                            3,628,880
                                                                         ------------
         ARIZONA  1.5%
 1,000   Mesa, AZ Indl Dev Auth Rev Discovery
         Hlth Sys Ser A (MBIA Insd)............  5.625       01/01/29         945,270
 2,860   Pima Cnty, AZ Indl Dev Auth Indl Rev
         Lease Oblig Irvington Proj Tucson Ser
         A Rfdg (FSA Insd).....................  7.250       07/15/10       3,076,960
                                                                         ------------
                                                                            4,022,230
                                                                         ------------
         CALIFORNIA  13.3%
 1,300   Anaheim, CA Pub Fin Auth Lease Rev Pub
         Impt Proj Ser C (FSA Insd)............  6.000       09/01/16       1,345,318
 4,600   California St Pub Wks Brd Lease Rev
         Var Univ CA Proj A Rfdg...............  5.500       06/01/10       4,731,790
 5,905   California St Pub Wks Brd Lease Rev
         Var Univ CA Proj A Rfdg...............  5.500       06/01/14       5,884,155
 5,000   Foothill/Eastern Corridor Agy CA Toll
         Rd Rev Cap Apprec Rfdg (MBIA Insd)....  *           01/15/18       1,628,700
 2,000   Foothill/Eastern Corridor Agy CA Toll
         Rd Rev Sr Lien Ser A..................  6.500       01/01/32       2,212,400
 2,000   Imperial Irrig Dist CA Ctfs Partn Elec
         Sys Proj (Prerefunded @ 11/01/04)
         (MBIA Insd)...........................  6.750       11/01/11       2,239,820
 2,860   Los Angeles Cnty, CA Metro Tran Auth
         Sales Tax Rev Ppty Ser A Rfdg (FGIC
         Insd).................................  5.000       07/01/21       2,513,883
11,500   Los Angeles, CA Dept Wtr & Pwr Elec
         Plant Rev Crossover Rfdg (FGIC
         Insd).................................  5.375       09/01/23      10,655,440
 2,000   Orange Cnty, CA Recovery Ctfs Ser A
         (MBIA Insd)...........................  6.000       07/01/08       2,154,500
 3,000   Southern CA Pub Pwr Auth Pwr Proj Rev
         San Juan Unit 3 Ser A (MBIA Insd).....  5.000       01/01/20       2,662,710
                                                                         ------------
                                                                           36,028,716
                                                                         ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         COLORADO  4.3%
$1,000   Arapahoe Cnty, CO Cap Impt Trust Fund
         Hwy Rev E-470 Proj Ser B (Prerefunded
         @ 08/31/05)...........................  7.000%      08/31/26    $  1,135,410
 7,500   Arapahoe Cnty, CO Cap Impt Trust Fund
         Hwy Rev E-470 Proj Ser C (Prerefunded
         @ 08/31/05)...........................  *           08/31/26       1,171,575
 1,250   Denver, CO City & Cnty Arpt Rev Ser
         A.....................................  7.000       11/15/99       1,251,463
 2,650   Denver, CO City & Cnty Arpt Rev Ser
         B.....................................  7.250       11/15/05       2,825,509
   895   Denver, CO City & Cnty Arpt Rev Ser
         B.....................................  7.250       11/15/07         954,276
   105   Denver, CO City & Cnty Arpt Rev Ser B
         (Prerefunded @ 11/15/02)..............  7.250       11/15/07         115,166
 1,500   Denver, CO City & Cnty Arpt Rev Ser
         D.....................................  7.750       11/15/13       1,761,945
 2,500   E-470 Pub Hwy Auth CO Rev Cap Apprec
         Sr Ser B (MBIA Insd)..................  *           09/01/11       1,291,125
 4,000   E-470 Pub Hwy Auth CO Rev Cap Apprec
         Sr Ser B (MBIA Insd)..................  *           09/01/22         987,440
                                                                         ------------
                                                                           11,493,909
                                                                         ------------
         CONNECTICUT  1.3%
 3,435   Connecticut St Dev Auth Pkg Fac
         Hartford Hosp Rev (MBIA Insd).........  6.875       10/01/06       3,545,298
                                                                         ------------
         FLORIDA  4.4%
 2,000   Dade Cnty, FL Genl Oblig Seaport Bonds
         (Prerefunded @ 10/01/01) (AMBAC
         Insd).................................  6.500       10/01/26       2,104,180
 1,050   Florida Hsg Fin Agy Single Family Mtg
         Ser A Rfdg (GNMA Collateralized)......  6.550       07/01/14       1,080,681
 2,000   Greater Orlando Aviation Auth Orlando
         FL Arpt Facs Rev Ser A (FGIC Insd)....  5.125       10/01/28       1,737,660
 2,000   Hillsborough Cnty, FL Indl Dev Auth
         Pollutn Ctl Rev Tampa Elec Co Proj Ser
         92 Rfdg...............................  8.000       05/01/22       2,190,420
 1,000   Jacksonville, FL Hosp Rev Univ Med
         Cent Inc Proj (Connie Lee Insd).......  6.500       02/01/11       1,053,370
 3,590   Pinellas Cnty, FL Hsg Fin Auth Single
         Family Mtg Rev Multi Cnty Ser A (GNMA
         Collateralized).......................  6.650       08/01/21       3,711,988
                                                                         ------------
                                                                           11,878,299
                                                                         ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         GEORGIA  0.8%
$2,000   Muni Elec Auth GA Proj One Sub Ser A
         (AMBAC Insd)..........................  6.000%      01/01/04    $  2,096,160
                                                                         ------------
         ILLINOIS  6.3%
 3,750   Bolingbrook, IL Cap Apprec Ser B......  *           01/01/32         494,887
 3,365   Chicago, IL Cap Apprec (Prerefunded @
         07/01/05) (AMBAC Insd)................  *           01/01/17       1,222,471
 4,650   Chicago, IL Single Family Mtg Rev Ser
         A (GNMA Collateralized)...............  7.000       09/01/27       4,941,787
   920   Chicago, IL Single Family Mtg Rev Ser
         B (GNMA Collateralized)...............  7.625       09/01/27       1,015,349
 3,000   Illinois Dev Fin Auth Solid Waste Disp
         Rev...................................  5.950       12/01/24       2,910,540
 4,305   Illinois Hlth Fac Auth Rev OSF
         Hlthcare Sys Rfdg.....................  6.000       11/15/10       4,327,558
 2,030   Peoria, Moline & Freeport, IL Coll Mtg
         Ser A (GNMA Collateralized)...........  7.600       04/01/27       2,217,613
                                                                         ------------
                                                                           17,130,205
                                                                         ------------
         INDIANA  2.8%
 4,000   East Chicago, IN Elementary Sch Bldg
         Corp First Mtg Ser A..................  6.250       07/05/08       4,211,600
 3,000   Indiana Hlth Fac Fin Auth Hosp Rev
         Columbus Regl Hosp Rfdg (FSA Insd)....  7.000       08/15/15       3,390,450
                                                                         ------------
                                                                            7,602,050
                                                                         ------------
         IOWA  0.4%
 1,200   Ottumwa, IA Hosp Fac Rev Rfdg.........  6.000       10/01/18       1,123,380
                                                                         ------------
         LOUISIANA  1.8%
 2,000   New Orleans, LA Rfdg (FGIC Insd)......  5.500       12/01/21       1,912,520
 2,800   Saint Charles Parish, LA Solid Waste
         Disp Rev LA Pwr & Lt Co Proj (FSA
         Insd).................................  7.050       04/01/22       2,932,188
                                                                         ------------
                                                                            4,844,708
                                                                         ------------
         MAINE  0.6%
 1,410   Maine St Hsg Auth Mtg Purp Ser C2.....  6.875       11/15/23       1,471,744
                                                                         ------------
         MARYLAND  0.3%
 1,000   Maryland St Econ Dev Corp Student Hsg
         Rev Collegiate Hsg Towson Ser A.......  5.750       06/01/29         891,180
                                                                         ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         MASSACHUSETTS  1.6%
$1,000   Massachusetts St Hlth & Edl Fac Auth
         Rev Saint Mem Med Cent Ser A..........  6.000%      10/01/23    $    885,680
 3,335   Massachusetts St Hsg Fin Agy Hsg Rev
         Insd Rental Ser A Rfdg (AMBAC Insd)...  6.600       07/01/14       3,480,539
                                                                         ------------
                                                                            4,366,219
                                                                         ------------
         MICHIGAN  5.3%
 1,000   Battle Creek, MI Downtown Dev Auth Tax
         Increment Rev (Prerefunded @
         05/01/04).............................  7.600       05/01/16       1,129,910
 3,300   Michigan St Bldg Auth Rev Ser 2 (MBIA
         Insd).................................  6.250       10/01/20       3,346,068
 1,000   Michigan St Hosp Fin Auth Rev Detroit
         Med Cent Oblig Ser A..................  5.250       08/15/28         781,320
 1,500   Michigan St Hsg Dev Auth Ltd Oblig Hsg
         Orion Four Ser A......................  6.250       08/01/39       1,474,785
 1,500   Michigan St Hsg Dev Auth Multi-Family
         Rev Ltd Oblig Ser A Rfdg (GNMA
         Collateralized).......................  6.600       04/01/30       1,568,700
 1,000   Michigan St Strat Fd Ltd Oblig Rev
         Detroit Edison Co Ser A Rfdg (MBIA
         Insd).................................  5.550       09/01/29         913,920
 6,000   Wayne Charter Cnty, MI Arpt Rev
         Detroit Metro Wayne Cnty Ser A (MBIA
         Insd).................................  5.000       12/01/28       5,017,440
                                                                         ------------
                                                                           14,232,143
                                                                         ------------
         MISSISSIPPI  1.1%
 1,500   Mississippi Dev Bank Spl Oblig Cap
         Proj & Equip Acquisition Ser A2 (AMBAC
         Insd).................................  5.000       07/01/24       1,300,230
 1,550   Mississippi Dev Bank Spl Oblig Madison
         Cnty Hosp Proj........................  6.400       07/01/29       1,537,817
                                                                         ------------
                                                                            2,838,047
                                                                         ------------
         MISSOURI  2.0%
 4,500   Kansas City, MO Muni Assistance Corp
         Rev Rfdg (MBIA Insd)..................  5.000       04/15/20       3,947,175
 1,500   Saint Louis Cnty, MO Mtg Rev Ctfs Rcpt
         Ser H (GNMA Collateralized)...........  5.400       07/01/18       1,402,320
                                                                         ------------
                                                                            5,349,495
                                                                         ------------
         NEVADA  1.2%
 2,970   Clark Cnty, NV Indl Dev Rev NV Pwr Co
         Proj Ser C Rfdg (AMBAC Insd)..........  7.200       10/01/22       3,209,946
                                                                         ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         NEW JERSEY  4.0%
$1,000   New Jersey Hlthcare Fac Fin Auth Rev
         Genl Hosp Cent at Passaic (FSA
         Insd).................................  6.000%      07/01/06    $  1,066,270
 1,750   New Jersey Hlthcare Fac Fin Auth Rev
         Hackensack Med Cent (Prerefunded @
         07/01/01) (FGIC Insd).................  6.625       07/01/17       1,851,097
 5,630   Salem Cnty, NJ Indl Pollutn Ctl Fin
         Auth Rev Pollutn Ctl Pub Svc Elec &
         Gas Ser A (MBIA Insd).................  5.450       02/01/32       5,200,544
 2,500   Secaucus, NJ Muni Util Auth Swr Rev
         Ser A Rfdg............................  6.000       12/01/08       2,642,200
                                                                         ------------
                                                                           10,760,111
                                                                         ------------
         NEW MEXICO  0.3%
 1,000   New Mexico St Hosp Equip Ln Council
         Hosp Rev Mem Med Cent Inc Proj........  5.500       06/01/28         849,720
                                                                         ------------
         NEW YORK  12.1%
 1,215   New York City Muni Wtr Fin Auth Wtr &
         Swr Sys Rev Ser A.....................  7.000       06/15/09       1,276,515
 2,500   New York City Ser A...................  7.000       08/01/04       2,722,825
 3,950   New York City Ser A1..................  6.375       08/01/10       4,212,399
 1,050   New York City Ser A1 (Prerefunded @
         08/01/05).............................  6.375       08/01/10       1,141,581
 2,000   New York City Ser B1 (Prerefunded @
         08/15/04) (MBIA Insd).................  6.950       08/15/12       2,213,240
 1,800   New York City Ser E Rfdg..............  6.600       08/01/03       1,913,328
 1,500   New York St Dorm Auth Lease Rev Muni
         Hlth Fac Impt Pgm Ser 1 (FSA Insd)....  4.750       01/15/29       1,215,735
 1,000   New York St Dorm Auth Rev City Univ
         Third Genl Res Ser 2 (Prerefunded @
         07/01/04) (MBIA Insd).................  6.250       07/01/19       1,067,940
 3,000   New York St Dorm Auth Rev Cons City
         Univ Sys Ser A Rfdg...................  6.000       07/01/06       3,141,330
 1,520   New York St Dorm Auth Rev Insd John T
         Mather Mem Hosp (Connie Lee Insd).....  6.500       07/01/09       1,652,301
 2,000   New York St Dorm Auth Rev NY Univ Ser
         A (AMBAC Insd) (a)....................  5.250       07/01/07       2,002,940
 2,545   New York St Dorm Auth Rev Secured Hosp
         New York Downtown Rfdg................  5.200       02/15/14       2,332,645
   970   New York St Energy Resh & Dev Auth St
         Service Contract Rev..................  5.750       04/01/03       1,000,109

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$  835   New York St Energy Resh & Dev Auth St
         Service Contract Rev..................  5.400%      04/01/04    $    851,884
   500   New York St Energy Resh & Dev Auth St
         Service Contract Rev..................  5.500       04/01/05         510,890
   500   New York St Energy Resh & Dev Auth St
         Service Contract Rev..................  5.500       04/01/06         509,580
 1,500   New York St Loc Govt Assistance Corp
         Ser A (Prerefunded @ 4/01/02).........  6.875       04/01/19       1,612,605
 1,375   New York St Med Care Fac Fin Agy Rev
         Mental Hlth Svcs Fac Impt Ser D
         (Prerefunded @ 08/15/04) (MBIA
         Insd).................................  5.900       02/15/10       1,469,751
 2,000   New York St Urban Dev Corp Rev
         Correctional Fac Ser A Rfdg...........  5.500       01/01/16       1,878,520
                                                                         ------------
                                                                           32,726,118
                                                                         ------------
         NORTH CAROLINA  1.0%
 3,000   Martin Cnty, NC Indl Fac & Pollutn Ctl
         Fin Auth Rev Solid Waste Weyerhaeuser
         Co....................................  5.650       12/01/23       2,679,510
                                                                         ------------
         OHIO  4.2%
 1,880   Cleveland, OH Arpt Sys Rev Ser A (FSA
         Insd).................................  5.125       01/01/27       1,603,903
 2,000   Franklin Cnty, OH Hosp Rev Holy Cross
         Hlth Sys Ser B Rfdg (MBIA Insd).......  5.250       06/01/08       2,011,520
 1,040   Lorain Cnty, OH Hosp Rev EMH Regl Med
         Cent Rfdg (AMBAC Insd)................  7.750       11/01/13       1,187,971
 2,395   Lucas Cnty, OH Hosp Rev Impt Saint
         Vincent Med Cent (MBIA Insd)..........  6.625       08/15/22       2,502,919
 2,000   Ohio St Wtr Dev Auth Solid Waste Disp
         Rev...................................  6.300       09/01/20       1,993,580
 1,000   Rocky River, OH City Sch Dist.........  5.375       12/01/17         947,890
 1,065   Strongsville, OH......................  6.700       12/01/11       1,176,793
                                                                         ------------
                                                                           11,424,576
                                                                         ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         OKLAHOMA  2.7%
$2,250   Shawnee, OK Hosp Auth Hosp Rev
         Midamerica Healthcare Inc Rfdg........  6.125%      10/01/14    $  2,160,698
 2,960   Tulsa, OK Indl Auth Hosp Rev Hillcrest
         Med Cent Proj Rfdg (Connie Lee
         Insd).................................  6.250       06/01/07       3,201,802
 1,975   Tulsa, OK Muni Arpt Tran Rev American
         Airls Inc.............................  7.375       12/01/20       2,048,806
                                                                         ------------
                                                                            7,411,306
                                                                         ------------
         OREGON  0.9%
 2,310   Oregon St Vets Welfare Ser 76A........  6.050       10/01/28       2,348,993
                                                                         ------------
         PENNSYLVANIA  8.8%
 1,425   Allegheny Cnty, PA Ser C49 Rfdg (MBIA
         Insd) (a).............................  5.000       04/01/05       1,420,910
 5,780   Erie, PA Sch Dist Cap Apprec Rfdg (FSA
         Insd).................................  *           09/01/20       1,616,088
 1,500   Pennsylvania Econ Dev Fin Auth Res
         Recovery Rev Colver Proj Ser D........  7.050       12/01/10       1,592,670
 4,000   Pennsylvania Hsg Fin Agy Single Family
         Ser 56A...............................  6.150       10/01/27       4,016,760
 1,600   Pennsylvania St Higher Edl Fac Auth
         Rev Med College PA Ser A (Prerefunded
         @ 03/01/01)...........................  7.250       03/01/11       1,692,928
 2,635   Philadelphia, PA (MBIA Insd)..........  5.000       05/15/25       2,269,736
 2,000   Philadelphia, PA Gas Wks Rev Second
         Ser (FSA Insd)........................  5.000       07/01/29       1,691,420
 7,500   Philadelphia, PA Gas Wks Rev Ser 14
         Rfdg (FSA Insd) (b)...................  6.250       07/01/08       7,998,075
 1,315   State Pub Sch Bldg Auth PA Sch Rev
         Burgettstown Sch Dist Ser D
         (Prerefunded @ 02/01/05) (MBIA
         Insd).................................  6.450       02/01/10       1,417,465
                                                                         ------------
                                                                           23,716,052
                                                                         ------------
         TENNESSEE  1.3%
 2,500   Harpeth Vly Utils Dist TN Davidson &
         Williamson Cntys Rev (MBIA Insd)......  5.250       09/01/17       2,325,900
 1,100   Tennessee Hsg Dev Agy Mtg Fin Ser A...  7.125       07/01/26       1,138,137
                                                                         ------------
                                                                            3,464,037
                                                                         ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         TEXAS  3.0%
$2,000   Harris Cnty, TX Hlth Fac Dev Corp Hosp
         Rev Hermann Hosp Proj (Prerefunded @
         10/01/04) (MBIA Insd).................  6.375%      10/01/24    $  2,163,800
 2,840   Harris Cnty, TX Toll Rd Sub Lien Rev
         Rfdg..................................  6.750       08/01/14       2,985,436
 3,000   Travis Cnty, TX Hlth Fac Dev Corp Rev
         Ascension Hlth Credit Ser A (AMBAC
         Insd) (a).............................  5.875       11/15/24       2,923,200
                                                                         ------------
                                                                            8,072,436
                                                                         ------------
         UTAH  0.4%
 1,010   Utah St Hsg Fin Agy Single Family Mtg
         Sr Issue Ser B-2 (FHA Insd)...........  6.500       07/01/15       1,034,846
                                                                         ------------
         VIRGINIA  3.6%
 1,250   Fredericksburg, VA Indl Dev Auth Hosp
         Fac Rev (Prerefunded @ 08/15/01) (FGIC
         Insd).................................  6.600       08/15/23       1,319,038
 1,500   Henrico Cnty, VA Indl Dev Auth Pub Fac
         Lease Rev Henrico Cnty Regl Jail
         Proj..................................  6.500       08/01/10       1,627,470
 2,000   Loudoun Cnty, VA Ctfs Partn (FSA
         Insd).................................  6.900       03/01/19       2,147,420
 3,680   Virginia St Hsg Dev Auth Comwlth Mtg
         Ser C.................................  6.250       07/01/11       3,727,987
 1,000   Virginia St Hsg Dev Auth Multi-Family
         Ser E Rfdg............................  5.900       11/01/17       1,003,000
                                                                         ------------
                                                                            9,824,915
                                                                         ------------
         WASHINGTON  0.7%
 1,000   Quinault Indian Nation, WA Rfdg & Impt
         Quinault Beach Ser A..................  5.800       12/01/15         946,930
 1,000   Washington St Higher Ed Fac Auth Rev
         Gonzaga Univ Proj Rfdg (MBIA Insd)....  4.750       04/01/22         828,200
                                                                         ------------
                                                                            1,775,130
                                                                         ------------
         WEST VIRGINIA  2.4%
   735   Harrison Cnty, WV Cnty Cmnty Solid
         Waste Disp Rev West PA Pwr Co Ser C
         (AMBAC Insd)..........................  6.750       08/01/24         777,895
 3,000   Marshall Cnty, WV Pollutn Ctl Rev OH
         Pwr Co Proj Ser C Rfdg (MBIA Insd)....  6.850       06/01/22       3,193,770
 2,215   West Virginia St Wtr Dev Auth Wtr Dev
         Rev Ln Pgm II Ser A (Prerefunded @
         11/01/04) (FSA Insd)..................  6.750       11/01/33       2,457,365
                                                                         ------------
                                                                            6,429,030
                                                                         ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         WISCONSIN  1.3%
$1,000   Wisconsin St Hlth & Edl Fac Auth Rev
         Aurora Hlthcare Inc Ser A.............  5.600%      02/15/29    $    856,700
 2,490   Wisconsin St Hlth & Edl Fac Auth Rev
         Bellin Mem Hosp (AMBAC Insd)..........  6.625       02/15/08       2,703,468
                                                                         ------------
                                                                            3,560,168
                                                                         ------------
         PUERTO RICO  3.1%
 8,000   Puerto Rico Comwlth Hwy & Tran Auth
         Hwy Rev Ser Y Rfdg (FSA Insd).........  6.250       07/01/21       8,465,600
                                                                         ------------
TOTAL INVESTMENTS  100.1%
  (Cost $265,520,275)................................................     270,295,157
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)........................        (197,854)
                                                                         ------------
NET ASSETS  100.0%...................................................    $270,097,303
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $265,520,275).......................    $270,295,157
Cash........................................................         137,558
Receivables:
  Investments Sold..........................................       5,290,102
  Interest..................................................       4,368,511
Other.......................................................          97,346
                                                                ------------
      Total Assets..........................................     280,188,674
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       9,331,601
  Income Distributions--Common and Preferred Shares.........         291,243
  Investment Advisory Fee...................................         149,710
  Administrative Fee........................................          46,065
  Affiliates................................................          27,225
Trustees' Deferred Compensation and Retirement Plans........         107,645
Accrued Expenses............................................         137,882
                                                                ------------
      Total Liabilities.....................................      10,091,371
                                                                ------------
NET ASSETS..................................................    $270,097,303
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 4,600 issued with liquidation preference of
  $25,000 per share)........................................    $115,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 11,681,272 shares issued and
  outstanding)..............................................         116,813
Paid in Surplus.............................................     172,387,137
Net Unrealized Appreciation.................................       4,774,882
Accumulated Undistributed Net Investment Income.............       1,326,236
Accumulated Net Realized Loss...............................     (23,507,765)
                                                                ------------
      Net Assets Applicable to Common Shares................     155,097,303
                                                                ------------
NET ASSETS..................................................    $270,097,303
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($155,097,303 divided by
  11,681,272 shares outstanding)............................    $      13.28
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 16,049,414
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       1,848,669
Administrative Fee..........................................         568,821
Preferred Share Maintenance.................................         321,303
Trustees' Fees and Related Expenses.........................          27,224
Custody.....................................................          19,941
Legal.......................................................          13,770
Other.......................................................         224,615
                                                                ------------
    Total Expenses..........................................       3,024,343
                                                                ------------
NET INVESTMENT INCOME.......................................    $ 13,025,071
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $   (560,865)
  Options...................................................          83,445
                                                                ------------
  Net Realized Loss.........................................        (477,420)
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      25,521,866
  End of the Period:
    Investments.............................................       4,774,882
                                                                ------------
Net Unrealized Depreciation During the Period...............     (20,746,984)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(21,224,404)
                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $ (8,199,333)
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                      Year Ended         Year Ended
                                                   October 31, 1999   October 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $ 13,025,071       $ 13,066,075
Net Realized Gain/Loss............................       (477,420)           334,216
Net Unrealized Appreciation/Depreciation During
  the Period......................................    (20,746,984)         6,349,185
                                                     ------------       ------------
Change in Net Assets from Operations..............     (8,199,333)        19,749,476
                                                     ------------       ------------
Distributions from Net Investment Income:
  Common Shares...................................     (9,111,160)        (9,081,893)
  Preferred Shares................................     (3,700,075)        (4,055,598)
                                                     ------------       ------------
Total Distributions...............................    (12,811,235)       (13,137,491)
                                                     ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (21,010,568)         6,611,985
NET ASSETS:
Beginning of the Period...........................    291,107,871        284,495,886
                                                     ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,326,236 and $1,112,400, respectively)........   $270,097,303       $291,107,871
                                                     ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                ------------------------------
                                                  1999       1998       1997
------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period (a)....................................  $ 15.076   $ 14.510   $ 13.877
                                                --------   --------   --------
Net Investment Income.........................     1.115      1.119      1.130
Net Realized and Unrealized Gain/Loss.........    (1.817)      .572       .601
                                                --------   --------   --------
Total from Investment Operations..............     (.702)     1.691      1.731
                                                --------   --------   --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders...............      .780       .778       .750
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders..........      .317       .347       .348
  Distributions from Net Realized Gain:
    Paid to Common Shareholders...............       -0-        -0-        -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders..........       -0-        -0-        -0-
                                                --------   --------   --------
Total Distributions...........................     1.097      1.125      1.098
                                                --------   --------   --------
Net Asset Value, End of the Period............  $ 13.277   $ 15.076   $ 14.510
                                                ========   ========   ========
Market Price Per Share at End of the Period...  $11.5625   $14.0625   $12.6875
Total Investment Return at Market Price (b)...   (12.84%)    17.23%     16.02%
Total Return at Net Asset Value (c)...........    (7.06%)     9.50%     10.24%
Net Assets at End of the Period (In
  millions)...................................  $  270.1   $  291.1   $  284.5
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**...............     1.79%      1.79%      1.83%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)......     5.50%      5.20%      5.56%
Portfolio Turnover............................       25%        13%        23%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares.................     1.06%      1.08%      1.08%

(a) Net Asset Value at June 25, 1993, is adjusted for common and preferred share offering costs of $.234 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                        June 25, 1993
                                        (Commencement
Year Ended October 31                   of Investment
-------------------------------------   Operations) to
        1996       1995       1994     October 31, 1993
-------------------------------------------------------
      $ 13.717   $ 12.201   $ 15.584        $14.766
      --------   --------   --------        -------
         1.140      1.149      1.108           .312
          .119      1.548     (3.276)          .710
      --------   --------   --------        -------
         1.259      2.697     (2.168)         1.022
      --------   --------   --------        -------
          .750       .795       .900           .150
          .349       .386       .256           .054
           -0-        -0-       .049            -0-
           -0-        -0-       .010            -0-
      --------   --------   --------        -------
         1.099      1.181      1.215           .204
      --------   --------   --------        -------
      $ 13.877   $ 13.717   $ 12.201        $15.584
      ========   ========   ========        =======
      $ 11.625   $ 11.375   $ 10.500        $15.000
         8.98%     16.07%    (24.59%)         1.01%*
         6.82%     19.54%    (16.14%)         4.87%*
      $  277.1   $  275.2   $  257.5        $ 297.0
         1.90%      1.94%      1.82%          1.59%
         5.77%      5.88%      6.11%          4.76%
           37%        58%       115%            55%*
         1.10%      1.10%      1.06%          1.11%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Opportunity Trust II (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust intends to invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on June 25, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1999
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $23,507,765 which will expire between October 31, 2002 and October 31, 2007.

    At October 31, 1999, for federal income tax purposes, cost of long-term investments is $265,520,275; the aggregate gross unrealized appreciation is $8,933,013 and the aggregate gross unrealized depreciation is $4,158,131, resulting in net unrealized appreciation on long-term investments of $4,774,882.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide Investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $4,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                October 31, 1999
--------------------------------------------------------------------------------

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $93,400 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At October 31, 1999, Van Kampen owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $74,144,058 and $72,621,356, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                                October 31, 1999
--------------------------------------------------------------------------------

    Transactions in options for the year ended October 31, 1999, were as follows:

                                                    CONTRACTS     PREMIUM
--------------------------------------------------------------------------
Outstanding at October 31, 1998.................       100       $  61,690
Options Written and Purchased (Net).............       200          82,756
Options Terminated in Closing Transactions
  (Net).........................................      (100)        (33,566)
Options Expired (Net)...........................      (200)       (110,880)
                                                      ----       ---------
Outstanding at October 31, 1999.................       -0-       $     -0-
                                                      ====       =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    There were no transactions in futures contracts during the year ended October 31, 1999.

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on the preferred shares.

5. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

                                October 31, 1999
--------------------------------------------------------------------------------

    The Trust has outstanding 4,600 Auction Preferred Shares ("APS") in three series. Series A and B each contain 1,600 shares while Series C contains 1,400 shares. Dividends are cumulative and the dividend rates are generally reset every seven days through an auction process. However, effective with the auction on August 9, 1999, the dividend period for Series A was extended through April 10, 2000. Additionally, effective with its auction on August 6, 1999, the dividend period for Series B was extended through April 7, 2000. Following these extended dividend periods, Series A and B will revert back to their normal 28 day reset period. The average rate in effect on October 31, 1999 was 3.443%. During the year ended October 31, 1999, the rates ranged from 2.000% to 4.500%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Municipal Opportunity Trust II:

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Opportunity Trust II (the "Trust"), including the portfolio of investments, as of October 31, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Opportunity Trust II as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP
Chicago, Illinois
December 6, 1999

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*

STEVEN MULLER

THEODORE A. MYERS

RICHARD F. POWERS, III* -- Chairman

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

    For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 1999. The Trust designated 99.9% of the income distributions as a tax-exempt income distribution. In January, 2000, the Trust will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.

    1) With regard to the election of the following trustee by preferred shareholders of the Trust:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
Theodore A. Myers...............................      4,296       -0-

    2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
Don G. Powell*..................................  9,066,117   101,272
Hugo F. Sonnenschein............................  9,063,699   103,695

The other Trustees of the Trust whose term did not expire in 1999 are David C. Arch, Rod Dammeyer, Howard J Kerr, Dennis J. McDonnell, Steven Muller and Wayne
W. Whalen.

    3) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 9,017,080 shares voted in favor of the proposal, 32,197 shares voted against and 122,409 shares abstained.

* On August 9, 1999, Don G. Powell resigned and the Board of Trustees appointed Richard F. Powers, III.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.